AMENDMENT

AMENDMENT made as of April 5, 2018 to that certain Amended and Restated Transfer Agency and Service Agreement made as of May 29, 2007 (the "TA Agreement"), between each of the investment companies listed in Exhibit A hereto including any series thereof (the "Fund") and Prudential Mutual Fund Services LLC ("PMFS"). Capitalized terms not otherwise defined herein shall have the meaning assigned to them pursuant to the TA Agreement.

WHEREAS, the parties wish to amend the TA Agreement to add certain Funds, as parties to the TA Agreement.

NOW, THEREFORE, for and in consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Exhibit A of the TA Agreement shall be amended as set forth in this Amendment, attached hereto and made a part hereof.

2. Each party represents to the other that this Amendment has been duly executed.

3. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts, shall, together, constitute only one amendment.

4. This Amendment shall become effective for each Fund as of the date of first service as listed in Exhibit A hereto upon execution by the parties hereto. From and after the execution hereof, any reference to the TA Agreement shall be a reference to the TA Agreement as amended hereby. Except as amended hereby, the TA Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the Fund and PMFS have caused this Amendment to be executed by their duly authorized representatives, as of the day and year first above written.

EACH FUND LISTED ON EXHIBIT A HERETO

By: /s/ Scott E. Benjamin

Scott E. Benjamin

Title: Executive Vice President

PRUDENTIAL MUTUAL FUND SERVICES LLC

By: /s/ Hansjerg P. Schlenker

Hansjerg P. Schlenker

Title: Senior Vice President

EXHIBIT A

FUNDS AND PORTFOLIOS

Retail Funds

Prudential Global Total Return Fund, Inc.

        Prudential Global Total Return Fund

        Prudential Global Total Return (USD Hedged) Fund

Prudential Government Money Market Fund, Inc. (formerly, Prudential MoneyMart Assets, Inc.)

Prudential Investment Portfolios, Inc.

        Prudential Balanced Fund (formerly, Prudential Asset Allocation Fund)

        Prudential Conservative Allocation Fund

        Prudential Growth Allocation Fund

        Prudential Jennison Equity Opportunity Fund

        Prudential Jennison Growth Fund

        Prudential Moderate Allocation Fund

Prudential Investment Portfolios 2

Prudential Commodity Strategies Fund

Prudential Core Bond Enhanced Index Fund

Prudential Core Short Term Bond Fund

Prudential Core Ultra Short Bond Fund (formerly, Prudential Core Taxable Money Market Fund)

Prudential Institutional Money Market Fund

Prudential Jennison Small-Cap Core Equity Fund

Prudential QMA Emerging Markets Equity Fund

Prudential QMA International Developed Markets Index Fund

Prudential QMA Mid-Cap Quantitative Core Equity Fund

Prudential QMA US Broad Market Index Fund

Prudential TIPS Enhanced Index Fund

Prudential Investment Portfolios 3

Prudential Global Absolute Return Bond Fund

Prudential Jennison Select Growth Fund

        Prudential QMA Global Tactical Allocation Fund (formerly, Prudential QMA Global Tactical Allocation Fund)

        Prudential QMA Strategic Value Fund (formerly, Prudential Strategic Value Fund)

        Prudential Real Assets Fund

Prudential Unconstrained Bond Fund

Prudential Investment Portfolios 4

        Prudential Muni High Income Fund

Prudential Investment Portfolios 5

        Prudential Day One Income Fund

Prudential Day One 2010 Fund

Prudential Day One 2015 Fund

Prudential Day One 2020 Fund

Prudential Day One 2025 Fund

Prudential Day One 2030 Fund

Prudential Day One 2035 Fund

Prudential Day One 2040 Fund

Prudential Day One 2045 Fund

Prudential Day One 2050 Fund

Prudential Day One 2055 Fund

Prudential Day One 2060 Fund

Prudential Jennison Conservative Growth Fund

Prudential Jennison Rising Dividend Fund

Prudential 60/40 Allocation Fund

Prudential Investment Portfolios 6

        Prudential California Muni Income Fund

Prudential Investment Portfolios 7

        Prudential Jennison Value Fund

Prudential Investment Portfolios 8

        Prudential QMA Stock Index Fund (formerly, Prudential Stock Index Fund)

Prudential Investment Portfolios 9

        Prudential Absolute Return Bond Fund

        Prudential International Bond Fund

        Prudential QMA Large-Cap Core Equity Fund (formerly, Prudential Large-Cap Core Equity Fund)

Prudential Real Estate Income Fund

Prudential Select Real Estate Fund

Prudential Investment Portfolios 12

        Prudential Global Real Estate Fund

Prudential QMA Large-Cap Core Equity PLUS Fund

Prudential QMA Long-Short Equity Fund (formerly, Prudential Long-Short Equity Fund)

Prudential Short Duration Muni High Income Fund

        Prudential U.S. Real Estate Fund

PGIM Jennison Technology Fund

Prudential Investment Portfolios 16

        Prudential QMA Defensive Equity Fund (formerly, Prudential Defensive Equity Fund)

        Prudential Income Builder Fund (formerly, Target Conservative Allocation Fund)

Prudential Investment Portfolios 18

Prudential Jennison 20/20 Focus Fund

Prudential Jennison MLP Fund

Prudential Investment Portfolios, Inc. 10

        Prudential Jennison Equity Income Fund

        Prudential QMA Mid-Cap Value Fund (formerly, Prudential Mid-Cap Value Fund)

Prudential Investment Portfolios, Inc. 14

        Prudential Floating Rate Income Fund

        Prudential Government Income Fund

Prudential Investment Portfolios, Inc. 15

        Prudential High Yield Fund

        Prudential Short Duration High Yield Income Fund

Prudential Investment Portfolios, Inc. 17

Prudential Short Duration Multi-Sector Bond Fund

Prudential Total Return Bond Fund

Prudential Jennison Blend Fund, Inc.

Prudential Jennison Mid-Cap Growth Fund, Inc.

Prudential Jennison Natural Resources Fund, Inc.

Prudential Jennison Small Company Fund, Inc.

Prudential National Muni Fund, Inc.

Prudential Sector Funds, Inc.

        Prudential Jennison Financial Services Fund (formerly, Prudential Financial Services Fund)

        Prudential Health Sciences Fund d/b/a Prudential Jennison Health Sciences Fund

        Prudential Utility Fund d/b/a Prudential Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

Prudential World Fund, Inc.

        Prudential Emerging Markets Debt Hard Currency Fund

Prudential Emerging Markets Debt Local Currency Fund

Prudential QMA International Equity Fund (formerly, Prudential International Equity Fund)

        Prudential Jennison Emerging Markets Equity Fund

        Prudential Jennison Global Infrastructure Fund

        Prudential Jennison Global Opportunities Fund

        Prudential Jennison International Opportunities Fund

The Target Portfolio Trust

Prudential Core Bond Fund (formerly, Intermediate-Term Bond Portfolio)

Prudential Corporate Bond Fund (formerly, Mortgage Backed Securities Portfolio)

  Prudential QMA Small-Cap Value Fund (formerly, Prudential Small-Cap Value Fund, Small Capitalization Value Portfolio)

Insurance Funds

Advanced Series Trust

AST AB Global Bond Portfolio

AST Academic Strategies Asset Allocation Portfolio

AST Advanced Strategies Portfolio

AST American Funds Growth Allocation Portfolio

AST AQR Emerging Markets Equity Portfolio

AST AQR Large-Cap Portfolio

AST Balanced Asset Allocation Portfolio

AST BlackRock Global Strategies Portfolio

AST BlackRock Low Duration Bond Portfolio (formerly, AST PIMCO Limited Maturity Bond Portfolio)

AST BlackRock/Loomis Sayles Bond Portfolio (formerly, AST PIMCO Total Return Bond Portfolio)

AST BlackRock Multi-Asset Income Portfolio

AST Bond Portfolio 2018

AST Bond Portfolio 2019

AST Bond Portfolio 2020

AST Bond Portfolio 2021

AST Bond Portfolio 2022

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Capital Growth Asset Allocation Portfolio

AST ClearBridge Dividend Growth Portfolio

AST Cohen & Steers Realty Portfolio

AST Columbia Adaptive Risk Allocation Portfolio

AST Emerging Managers Diversified Portfolio

AST FI Pyramis® Quantitative Portfolio

AST FQ Absolute Return Currency Portfolio

AST Franklin Templeton K2 Global Absolute Return Portfolio

AST Global Real Estate Portfolio

AST Goldman Sachs Global Growth Allocation Portfolio

AST Goldman Sachs Global Income Portfolio

AST Goldman Sachs Large-Cap Value Portfolio

AST Goldman Sachs Mid-Cap Growth Portfolio

AST Goldman Sachs Multi-Asset Portfolio

AST Goldman Sachs Small-Cap Value Portfolio

AST Goldman Sachs Strategic Income Portfolio

AST Government Money Market Portfolio (formerly, AST Money Market Portfolio)

AST High Yield Portfolio

AST Hotchkis & Wiley Large-Cap Value Portfolio (formerly, AST Large-Cap Value Portfolio)

AST International Growth Portfolio

AST International Value Portfolio

AST Investment Grade Bond Portfolio

AST J.P. Morgan Global Thematic Portfolio

AST J.P. Morgan International Equity Portfolio

AST J.P. Morgan Strategic Opportunities Portfolio

AST Jennison Global Infrastructure Portfolio

AST Jennison Large-Cap Growth Portfolio

AST Legg Mason Diversified Growth Portfolio

AST Loomis Sayles Large-Cap Growth Portfolio

AST Lord Abbett Core Fixed Income Portfolio

AST Managed Alternatives Portfolio

AST Managed Equity Portfolio

AST Managed Fixed Income Portfolio

AST MFS Global Equity Portfolio

AST MFS Growth Portfolio

AST MFS Large-Cap Value Portfolio

AST Morgan Stanley Multi-Asset Portfolio

AST Multi-Sector Fixed Income Portfolio

AST Neuberger Berman Long/Short Portfolio

AST Neuberger Berman/LSV Mid-Cap Value Portfolio

AST New Discovery Asset Allocation Portfolio

AST Parametric Emerging Markets Equity Portfolio

AST Preservation Asset Allocation Portfolio

AST Prudential Core Bond Portfolio

AST Prudential Flexible Multi-Strategy Portfolio

AST Prudential Growth Allocation Portfolio

AST QMA International Core Equity Portfolio

AST QMA Large-Cap Portfolio

AST QMA US Equity Alpha Portfolio

AST Quantitative Modeling Portfolio

AST RCM World Trends Portfolio

AST Small-Cap Growth Opportunities Portfolio (formerly, AST Federated Aggressive Growth Portfolio)

AST Small-Cap Growth Portfolio

AST Small-Cap Value Portfolio

AST T. Rowe Price Asset Allocation Portfolio

AST T. Rowe Price Diversified Real Growth Portfolio

AST T. Rowe Price Growth Opportunities Portfolio

AST T. Rowe Price Large-Cap Growth Portfolio

AST T. Rowe Price Large-Cap Value Portfolio (formerly, AST Value Equity Portfolio)

AST T. Rowe Price Natural Resources Portfolio

AST Templeton Global Bond Portfolio

AST WEDGE Capital Mid-Cap Value Portfolio (formerly, AST Mid-Cap Value Portfolio)

AST Wellington Management Global Bond Portfolio

AST Wellington Management Hedged Equity Portfolio

AST Wellington Management Real Total Return Portfolio

AST Western Asset Core Plus Bond Portfolio

AST Western Asset Emerging Markets Debt Portfolio

The Prudential Series Fund

Conservative Balanced Portfolio

Diversified Bond Portfolio

Equity Portfolio

Flexible Managed Portfolio

Global Portfolio

Government Income Portfolio

Government Money Market Portfolio (formerly, Money Market Portfolio)

High Yield Bond Portfolio

Jennison Portfolio

Jennison 20/20 Focus Portfolio

Natural Resources Portfolio

Small Capitalization Stock Portfolio

Stock Index Portfolio

Value Portfolio

SP International Growth Portfolio

SP Prudential U.S. Emerging Growth Portfolio

SP Small-Cap Value Portfolio

End of Exhibit A